UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

SYNOPSYS, INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19807	56-1546236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

675 Almanor Ave.
Sunnyvale, California 94085
(Address of Principal Executive Offices) (Zip Code)

(650) 584-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value of $0.01 per share)	SNPS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 17, 2025, Synopsys, Inc. (“Synopsys”) issued $1,000,000,000 aggregate principal amount of its 4.550% Senior Notes due 2027 (the “2027 Notes”), $1,000,000,000 aggregate principal amount of its 4.650% Senior Notes due 2028 (the “2028 Notes”), $2,000,000,000 aggregate principal amount of its 4.850% Senior Notes due 2030 (the “2030 Notes”), $1,500,000,000 aggregate principal amount of its 5.000% Senior Notes due 2032 (the “2032 Notes”), $2,400,000,000 aggregate principal amount of its 5.150% Senior Notes due 2035 (the “2035 Notes”) and $2,100,000,000 aggregate principal amount of its 5.700% Senior Notes due 2055 (the “2055 Notes” and together with the 2027 Notes, 2028 Notes, 2030 Notes, 2032 Notes and 2035 Notes, the “Notes”). The Notes were offered and sold pursuant to a prospectus, dated February 27, 2025, forming a part of Synopsys’ shelf registration statement on Form S-3 (Registration No. 333-285378), and a prospectus supplement, dated March 3, 2025, relating to the Notes. The Notes were issued under an indenture, dated as of March 17, 2025 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated as of March 17, 2025, with respect to the Notes (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between Synopsys and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. The Indenture and the forms of the Notes provide, among other things, that the Notes are senior unsecured obligations of Synopsys.

The Notes were issued in connection with Synopsys’ planned acquisition of ANSYS, Inc. (“Ansys”) (the “Ansys Merger”), and the net proceeds of the offering are intended to be used to fund a portion of the acquisition, to pay related transaction fees and expenses and to repay Ansys’ outstanding indebtedness. If (i) the Ansys Merger is not consummated on or before the later of (x) January 31, 2026 and (y) the date that is five business days after any later date upon which “Closing” is permitted to occur under the terms of the transaction agreement related to the Ansys Merger (as mutually agreed upon by the parties to such agreement) (the “Special Mandatory Redemption End Date”) or (ii) Synopsys notifies the trustee under the Indenture in writing that Synopsys will not pursue consummation of the Ansys Merger, Synopsys will be required to redeem all outstanding 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes (the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the aggregate principal amount of the 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes, plus accrued and unpaid interest, if any, to, but excluding, the date upon which the 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes will be redeemed. The 2035 Notes and 2055 Notes are not subject to the Special Mandatory Redemption. In the event of a Special Mandatory Redemption, the proceeds of the 2035 Notes and 2055 Notes will be used for general corporate purposes, which may include repayment of outstanding indebtedness.

The 2027 Notes bear interest at a rate of 4.550% per year. The 2028 Notes bear interest at a rate of 4.650% per year. The 2030 Notes bear interest at a rate of 4.850% per year. The 2032 Notes bear interest at a rate of 5.000% per year. The 2035 Notes bear interest at a rate of 5.150% per year. The 2055 Notes bear interest at a rate of 5.700% per year. Interest on the Notes is payable semi-annually on April 1 and October 1 of each year, beginning on October 1, 2025.

At any time and from time to time prior to their respective par call dates (as defined in the Indenture and applicable series of Notes) or, in the case of the 2027 Notes, prior to the maturity date), Synopsys may redeem the applicable series of the Notes at its option, in whole or in part, at any time and from time to time, at the “make-whole” redemption price (calculated as set forth in the Indenture and applicable series of Notes), plus, in each case, accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date. In addition, on or after the applicable par call date (as defined in the Indenture and applicable series of Notes), Synopsys may redeem the 2028 Notes, 2030 Notes, 2032 Notes, 2035 Notes or 2055 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest, if any, thereon to, but excluding, the applicable redemption date.

The Indenture contains covenants limiting Synopsys’ ability to create certain liens and enter into certain sale and leaseback transactions. These covenants are subject to important limitations and exceptions as set forth in the Indenture.

The description of the Indenture in this Current Report on Form 8-K is a summary of, and is qualified in its entirety by, the terms of the Indenture. Copies of the Base Indenture and the Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01.	Other Events.

Effective March 17, 2025, Synopsys terminated approximately $9.91 billion in commitments under the previously disclosed commitment letter for a bridge facility to fund the Ansys Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of March 17, 2025, between Synopsys and U.S. Bank Trust Company, National Association, as trustee.
4.2	First Supplemental Indenture, dated as of March 17, 2025, between the Synopsys and U.S. Bank Trust Company, National Association, as trustee.
4.3	Form of 4.550% senior notes due 2027 (included in Exhibit 4.2).
4.4	Form of 4.650% senior notes due 2028 (included in Exhibit 4.2).
4.5	Form of 4.850% senior notes due 2030 (included in Exhibit 4.2).
4.6	Form of 5.000% senior notes due 2032 (included in Exhibit 4.2).
4.7	Form of 5.150% senior notes due 2035 (included in Exhibit 4.2).
4.8	Form of 5.700% senior notes due 2055 (included in Exhibit 4.2).
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.
23.1	Consent of Cleary Gottlieb Steen & Hamilton (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOPSYS, INC.

Dated: March 17, 2025	By:	/s/ John F. Runkel, Jr.
	Name:	John F. Runkel, Jr.
	Title:	General Counsel and Corporate Secretary